UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 15, 2019, Ditech Holding Corporation (the “Company”) filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister its Common Stock, $0.01 par value per share (“Common Stock”), Series A Warrants to Purchase Common Stock and Series B Warrants to Purchase Common Stock, under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspend its reporting obligations under Section 15(d) of the Exchange Act.

Upon filing the Form 15, the Company’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, were immediately suspended. The Company expects that deregistration will become effective 90 days after filing the Form 15. During this 90 day period, the Company and certain beneficial owners of the Company’s Common Stock will remain subject to the SEC’s proxy rules and beneficial ownership reporting requirements. The Company’s securities will continue to be traded over the counter, but the Company can make no assurance that any broker will continue to make a market in the Company’s securities.

As previously disclosed, on February 11, 2019, the Company and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Chapter 11 Cases are being administered under the caption In re Ditech Holding Corporation (Case No. 19-10412). During the pendency of the Chapter 11 Cases, the Debtors will continue to operate their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code. As previously disclosed, in connection with the Chapter 11 Cases, the Debtors have filed with the Court the Amended Joint Chapter 11 Plan of Ditech Holding Corporation and Its Affiliated Debtors (as may be further amended from time to time, the “Amended Plan”) and the Amended Disclosure Statement for Amended Joint Chapter 11 Plan of Ditech Holding Corporation and Its Affiliated Debtors (as may be further amended from time to time, the “Amended Disclosure Statement”). Terms used but not otherwise defined herein have the meanings ascribed to them in the Amended Plan or Amended Disclosure Statement.

Court filings and other information related to Company and the Chapter 11 Cases will continue to be available at a website administered by the Company’s claims agent, Epiq, at http://dm.epiq11.com/Ditech. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Amended Plan contemplates that holders of equity securities of the Company will not receive any recovery on account of such securities and such securities will be cancelled.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the Company’s deregistration and suspension of reporting obligations under the Exchange Act; the terms of and potential transactions contemplated by the RSA, Amended Plan and Amended Disclosure Statement; the Chapter 11 Cases and Court proceedings; management’s strategy, plans, opportunities, objectives, expectations, or intentions; and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: the ability of the Company to comply with the terms of the RSA and DIP Facilities, including completing various stages of the restructuring within the dates specified by the RSA and DIP Facilities; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Amended Plan to satisfy all the requirements necessary for confirmation by the Court; the ability of the Company to successfully execute the transactions contemplated by the RSA, Amended Plan and Amended Disclosure Statement without substantial disruption to the business of one or more of its primary operating or other subsidiaries; the high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated; the actions and decisions of the Company’s creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with the Company’s operational and strategic plans; the ability of the Company to continue as a going concern; and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: May 15, 2019	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary

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